ENCORE INVESTOR MEETINGS May/June 2019

SAFE HARBOR The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, shareholder return, capital deployment and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including its most recent report on Form 10-K, and its subsequent reports on Form 10-Q, as they may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements. 1

1) Introduction to Encore 2) First Quarter 2019 Results 2

ENCORE IS THE PREEMINENT PURCHASER AND SERVICER OF NON-PERFORMING CONSUMER DEBT GLOBALLY #1 in the US by $ collected • Highly analytical approach using #1 proprietary models and databases to steer portfolio pricing, channel selection, and campaigns #1 in the UK by £ collected #1 •Use of dynamic collections strategies that drive higher conversion to payers and higher Estimated Remaining collections throughout the life $7.3B Collections (ERC) Q1 2019 of purchased portfolios • Consumer-centric, respect- minded approach to collections 7,900+ Employees worldwide engagement 3

ENCORE’S PRIMARY BUSINESS IS THE PURCHASE AND COLLECTION OF CHARGED-OFF CONSUMER DEBT Encore Engages consumers in collection activities Encore purchases and collects Issuers on charged-off debt Consumer- centric with a leading position sell approach charged-off in the U.S. and the Issuers of Debt is debt U.K., the industry’s Proprietary consumer charged two most important advanced analytics debt off markets Operational expertise Issuers Encore also provides 3rd outsource party fee-based servicing in servicing of debt Europe 4

OUR LARGE DATASETS FEED PROPRIETARY PREDICTIVE MODELS TO DRIVE OPTIMAL ACCOUNT LEVEL COLLECTION STRATEGIES Core competency in understanding the payer behavior Channel-specific models are of distressed consumers, influenced by consumers used to optimize operations, perceived willingness and ability to pay strategies and profitability on an account level Consumer Call Center and behavior Digital research Portfolio Cross-channel Direct Mail valuation coordination Pre-purchase and optimization model Legal Market data and Account-level NPV comparisons influence insights Collection Agency channel selection and Outsourcing collections approach No Effort Continuous feedback between operations and valuation 5

OUR STRATEGY IS TO PURSUE THE BEST OPPORTUNITIES FOR OUR CAPITAL… Prior • Prior to 2013, we were present only in the US where we led a substantial market consolidation, and we Only US to 2013 were subject to the US markets cyclicality and competitive dynamics • Expanded internationally 2013–2016 to take advantage of opportunities in non-US markets 2013 International • Largest expansion was the acquisition of Cabot, which added the large European market; minority interest to 2016 diversification until 2018 and 100% ownership as of 3Q2018 • Invested in compliance and risk to enhance competitiveness and address new regulatory requirements Consolidation 2017 and investment in • Expanded into UK servicing to 2018 existing markets • Developed enhanced strategies for connecting with consumers Trends affecting capital allocation • Continued improvement in purchasing opportunities are yet to come for this credit cycle in the US • With opportunities improving in the US and limited in most international markets, we are US reallocating capital to our substantial US business • Near-term, reducing Cabot portfolio acquisitions, but growing its capital-light servicing business 2017 to Reallocating (e.g. acquisition of Wescot mid-2017) 2019+ capital UK • Longer term, global financing expected to allow for growth in deployments • Divested our interest in the Refinancia platform in Colombia and Peru, as the US market and its returns are comparatively more attractive • Our reduced operational footprint allows us to sharpen our focus on better returns in our World core markets 6

…WHILE CONTINUING TO INVEST IN OPERATIONAL EXCELLENCE, ANALYTICAL ADVANTAGES AND INNOVATION… Innovation Analytics • Speech analytics • Machine learning • Behavioural science • Cloud based 5 Cost efficiency • Platform consolidation Digital • Resources in India and • Self-service options Costa Rica • Mobile Applications • Robotic process automation •Live-chat (RPA) Consumer centric model • Consumer feedback/satisfaction • Individual payment plans 7

…AND OPTIMIZING OUR BALANCE SHEET TO INCREASE STRATEGIC AND OPERATIONAL FLEXIBILITY Manage consolidated leverage Grow shareholder equity • Ensure we have ample capacity to invest • Increase strategic flexibility in the coming US growth opportunities • Increase access to capital • Focus on lowering leverage when market • Optimize cost of capital conditions are less favorable • Build long-term value for shareholders 8

1) Introduction to Encore 2) First Quarter 2019 Results 9

FIRST QUARTER 2019 HIGHLIGHTS Estimated Remaining Global Collections Global Revenue1 Collections $514M $347M $7.3B up 5% up 6% up 3% Record Record GAAP EPS2 GAAP Net Income2 Economic EPS3 Adjusted Income3 $1.57 $49.3M $1.46 $45.9M up 89% up 126% up 49% up 78% Record Record Record Record 1) Total Revenue, adjusted by net allowances and allowance reversals 2) From continuing operations attributable to Encore 3) Please refer to Appendix for reconciliation of Economic EPS and Adjusted Income to GAAP 10

OUR ADJUSTED EBITDA REFLECTS OUR STRONG CASH GENERATION Adjusted EBITDA + Collections applied to principal balance Encore Adjusted EBITDA(Trailing 12-Months) - Trailing 12-Months $1,250 $1,000 $750 $M $500 $250 $0 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q182Q183Q184Q181Q19 Adjusted EBITDA - TTM Collections applied to principal balance - TTM Note: See appendix for reconciliation of Adjusted EBITDA to GAAP net income. 11

U.S. MARKET CONTINUES TO PROVIDE OPPORTUNITIES TO PURCHASE PORTFOLIOS WITH ATTRACTIVE RETURNS  According to the most recent data from the Federal Reserve, U.S. Revolving Consumer Debt reached another all-time high level in February 2019  According to data compiled by Bloomberg Intelligence, the U.S. credit card charge-off rate in Q1 rose to the highest level since Q2 of 2012  Pricing is stable and remains favorable  When the U.S. unemployment rate begins to rise, we expect to see a further rise in charge-offs U.S. Revolving Consumer Credit Outstanding1 1000 800 $B 600 Initial 400 Projections 200 0 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 1) U.S. Federal Reserve revolving consumer credit, seasonally adjusted 12

MCM (U.S.) COLLECTIONS FROM OUR DEBT PURCHASING BUSINESS GREW 10% IN Q1 2019 TO A RECORD $330 MILLION Encore’s U.S. Business  Solid start to 2019 with Q1 U.S. MCM (U.S.) Collections by Channel deployments of $174M, consisting primarily of fresh paper Call Center & Digital Legal Collections Collection Agencies  U.S. call center & digital $M 1% collections grew by 15% in Q1 300 2% 2019 compared to Q1 2018 43% 44%  Consumer-centric approach and 200 increased productivity continue to drive a higher proportion of call $M center & digital collections 100 56% compared to legal collections 54%  Operational innovation, including 0 digital collections and speech 2017 2018 2017 2018 2017 2018 2018 2019 analytics, contributing to strong collections Q2 Q3 Q4 Q1 13

CONTINUED INNOVATION AND OUR CONSUMER-CENTRIC APPROACH ARE DRIVING STRONG PERFORMANCE GAINS MCM (U.S.) Collections Performance Payer Rate Cumulative Cash Liquidation Rate by Purchase Vintage by Purchase Vintage (first 12 months, indexed to 100) (first 12 months, indexed to 100) 144 Avg. of 2016-2018 vintages Avg. of 2016-2018 vintages 137 Avg. of 2013-2015 vintages Avg. of 2013-2015 vintages 100 100 (Payer Rate) (Payer Percentage of Accounts PayingAccountsof Percentage (Cumulative Cash Liquidation Rate) Liquidation Cash (Cumulative Percentage of Face Value Collected Collected Value Face of Percentage 0123456789101112 0123456789101112 Months of Ownership Months of Ownership Note: Both graphs exclude accounts acquired through Encore’s acquisition of Asset Acceptance in 2013 and an immaterial portion of legacy accounts at Atlantic Credit & Finance. 14

LIKE IN THE U.S., NEAR-RECORD UNSECURED CONSUMER INDEBTEDNESS IN THE U.K. EXPECTED TO DRIVE MEANINGFUL MARKET OPPORTUNITY UK Unsecured Consumer Lending and Total Charge-Off Rate Total Unsecured Lending (excluding Student Loans) (£M) Derived Total Unsecured Quarterly Charge-OffCharge-Offs Rate Lending £M Lending Charge-Off Rate Charge-Off Source: Bank of England – April 2019 – excludes student loans 15

SUPPLY IN THE EUROPEAN MARKET IS ATTRACTIVE AND GROWING European Market  In the U.K., we expect record consumer indebtedness will drive meaningful supply growth  In the medium term, we are seeing early signs of increasing default rates  We are also seeing evidence of banks selling their charged-off receivables earlier than they have in the past  In the U.K. and in continental Europe, we expect regulatory guidelines will increasingly drive issuers toward greater focus on credit management services  The pipeline of servicing opportunities continues to grow, particularly as banks seek BPO (Business Process Outsourcing) partnerships 16

CABOT PROVIDES LEADERSHIP ACROSS THE CREDIT MANAGEMENT PRODUCT RANGE Debt Debt Collection Business Process Purchasing Agency Outsourcing Largest debt purchaser Top ranked DCA for Largest U.K. based in terms of U.K. financial 73% (by volume) of collections BPO services ERC portfolio we service for provider to financial U.K. financial services institutions(2) institutions(1) Foundation of Cabot’s Leadership  Depth and strength of relationships with key financial services institutions  Leveraging scale to maintain leadership in technology and data  Setting the standard for the industry through regulatory compliance (1) Based on most recent competitive panel performance reports received from issuers. (2) By headcount. Based on management estimates. 17

CABOT DELIVERED STRONG FINANCIAL AND OPERATIONAL PERFORMANCE IN THE FIRST QUARTER OF 2019 Encore’s European Business  European deployments totaled $84M in the first quarter and were concentrated primarily in the U.K.  Collections from debt purchasing in Europe grew 6% in constant currency compared to Q1 2018  European revenues, adjusted by net allowances, increased 11% in constant currency compared to Q1 2018  European ERC of $3.7B also grew 11% in constant currency compared to Q1 2018  Cabot Credit Management’s (CCM) operating income grew 15% in Q1 2019 compared to a year ago  Exploring additional synergies, including potential debt financing options 18

IN EARLY MAY, THE CFPB ISSUED A NOTICE OF PROPOSED RULEMAKING (NPRM) ON DEBT COLLECTION  The CFPB intends to make rules on industry practices for debt collection  Gives the public and our industry a chance to provide feedback before the rules are final (effective 1 year after final rules are issued)  Having a consistent set of rules should: • Ensure that everyone in the industry is held to the same standard • Remove confusion and uncertainty around existing regulations • Allow new technologies like texting and emailing to reach our consumers  This effort should enable us to better help consumers move toward financial recovery 19

Q1 2019 SUMMARY AND OUTLOOK 1. Record performance  Record Encore earnings, global collections and ERC  Record MCM (U.S.) collections with call center & digital collections up 15% 2. Strong leading indicators of future growth in charge-offs and supply  Reflected in record levels of consumer indebtedness in both the U.S. and the U.K. 3. Leading platforms in the U.S. and the U.K.  Continued improving collections effectiveness at MCM (U.S.)  Cabot well-positioned to benefit from European issuers’ growing need for their products and services 4. Solid progress in strengthening competitive position and streamlining business portfolio 20

Appendix 21

RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS

Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS
(Unaudited, In Thousands, except per share amounts), Three Months Ended

	March 31,			
	2019		2018	
	$	Per Diluted Share – Accounting and Economic	$	Per Diluted Share – Accounting and Economic
GAAP net income attributable to Encore, as reported	$ 49,254	$ 1.57	$ 21,827	$ 0.83
Adjustments:				
Convertible and exchangeable notes non-cash interest and issuance cost amortization	4,002	0.13	3,035	0.12
Amortization of certain acquired intangible assets[1]	1,877	0.06	2,068	0.08
Acquisition, integration and restructuring related expenses[2]	1,208	0.04	572	0.02
Net gain on fair value adjustments to contingent consideration[3]	---	---	(2,274)	(0.09)
Expenses related to withdrawn Cabot IPO[4]	---	---	2,984	0.11
Adjustments attributable to noncontrolling interest[5]	---	---	(1,558)	(0.06)
Income tax effect of above non-GAAP adjustments and certain discrete tax items[6]	(1,383)	(0.05)	(810)	(0.03)
Change in tax accounting method[7]	(9,070)	(0.29)	---	---
Adjusted income attributable to Encore	$ 45,888	$ 1.46	$ 25,844	$ 0.98

1) As we continue to acquire debt solution service providers around the world, the acquired intangible assets, such as trade names and customer relationships, have grown substantially. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period. As a result, the amortization of certain acquired intangible assets is excluded from our adjusted income from continuing operations attributable to Encore and adjusted income from continuing operations per share.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. Refer to the Contingent Consideration section of Note 3 "Fair Value Measurements" in the notes to our consolidated financial statements for further details.
4) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) Certain of the above pre-tax adjustments include expenses recognized by our partially-owned subsidiaries. This adjustment represents the portion of the non-GAAP adjustments that are attributable to noncontrolling interest.
6) Amount represents the total income tax effect of the adjustments, which is generally calculated based on the applicable marginal tax rate of the jurisdiction in which the portion of the adjustment occurred. Additionally, we adjust for certain discrete tax items that are not indicative of our ongoing operations.
7) Amount represents the benefit from the tax accounting method change related to revenue reporting. We adjust for certain discrete tax items that are not indicative of our ongoing operations. Refer to Note 10: Income Taxes in the notes to our consolidated financial statements for further details.

encore CAPITAL GROUP
Better Solutions. Better Life.
22

RECONCILIATION OF ADJUSTED EBITDA

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	09/30/13	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14	03/31/15	06/30/15
GAAP net income (loss), as reported	**$ 21,064**	**$ 22,216**	**$ 18,830**	**$ 21,353**	**$ 30,138**	**$ 27,957**	**$ 29,967**	**$ 25,185**
(Income) loss from discontinued operations, net of tax	(836)	463	(967)	(1,212)	(2,068)	(958)	(1,880)	(1,661)
Interest expense	29,186	29,747	37,962	43,218	43,498	42,264	42,303	46,250
Interest income[1]	-	-	(168)	(238)	(258)	(298)	(414)	(370)
Provision (Benefit) for income taxes	9,707	14,805	11,275	13,100	8,636	15,558	14,614	14,921
Depreciation and amortization	4,395	4,873	5,897	6,619	6,725	7,860	8,137	7,878
Stock-based compensation expense	3,983	3,486	4,836	4,715	4,009	3,621	5,905	6,198
Acquisition, integration and restructuring related expenses[2]	7,703	4,003	10,943	4,616	1,000	2,212	2,766	7,892
Settlement fees and related administrative expenses[3]	-	-	-	-	-	-	-	-
Gain on fair value adjustments to contingent consideration[4]	-	-	-	-	-	-	-	-
Expenses related to withdrawn Cabot IPO[5]	-	-	-	-	-	-	-	-
Loss on derivatives in connection with Cabot Transaction[6]	-	-	-	-	-	-	-	-
Adjusted EBITDA	**$ 75,202**	**$ 79,593**	**$ 88,608**	**$ 92,171**	**$ 91,680**	**$ 98,216**	**$ 101,398**	**$ 106,293**
Collections applied to principal balance[7]	157,262	116,861	159,106	161,048	155,435	139,076	160,961	167,024

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.
2) Amount represents acquisition, integration and restructuring related expenses (excluding amounts already included in the interest expense and stock-based compensation expense line items above). We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents litigation and government settlement fees and related administrative expenses for certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations, therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. Refer to Note 3 "Fair Value Measurement - Contingent Consideration" in the notes to our consolidated financial statements for further details.
5) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
7) Amount represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios.

encore CAPITAL GROUP
Better Solutions. Better Life.

23

RECONCILIATION OF ADJUSTED EBITDA (CONTINUED)

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	09/30/15	12/31/15	03/31/16	06/30/16	09/30/16	12/31/16	03/31/17	06/30/17
GAAP net income (loss), as reported	**$ (9,364)**	**$ 1,596**	**$ 26,607**	**$ 30,833**	**$ (51,946)**	**$ 11,323**	**$ 14,979**	**$ 19,076**
(Income) loss from discontinued operations, net of tax	(2,286)	29,214	3,182	-	-	(829)	199	-
Interest expense	47,816	50,187	50,691	50,597	48,632	48,447	49,198	50,516
Interest income[1]	(407)	(473)	(499)	(620)	(694)	(725)	(779)	(919)
Provision (Benefit) for income taxes	(6,361)	3,988	10,148	13,451	(13,768)	28,374	12,067	13,531
Depreciation and amortization	8,043	9,102	9,861	8,235	8,032	8,740	8,625	8,672
Stock-based compensation expense	5,156	4,749	3,718	5,151	633	3,125	750	2,760
Acquisition, integration and restructuring related expenses[2]	2,235	2,635	2,141	3,271	3,843	7,457	855	3,520
Settlement fees and related administrative expenses[3]	63,019	-	2,988	698	2,613	-	-	-
Gain on fair value adjustments to contingent consideration[4]	-	-	-	-	-	(8,111)	-	(2,773)
Expenses related to withdrawn Cabot IPO[5]	-	-	-	-	-	-	-	-
Loss on derivatives in connection with Cabot Transaction[6]	-	-	-	-	-	-	-	-
Adjusted EBITDA	**$ 107,851**	**$ 100,998**	**$ 108,837**	**$ 111,616**	**$ (2,655)**	**$ 97,801**	**$ 85,894**	**$ 94,383**
Collections applied to principal balance[7]	156,229	144,075	177,711	166,648	247,427	147,203	188,893	173,946

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.
2) Amount represents acquisition, integration and restructuring related expenses (excluding amounts already included in the interest expense and stock-based compensation expense line items above). We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents litigation and government settlement fees and related administrative expenses for certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations, therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. Refer to Note 3 "Fair Value Measurement - Contingent Consideration" in the notes to our consolidated financial statements for further details.
5) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
7) Amount represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios.

encore CAPITAL GROUP
Better Solutions. Better Life.
24

RECONCILIATION OF ADJUSTED EBITDA (CONTINUED)

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	09/30/17	12/31/17	03/31/18	06/30/18	09/30/18	12/31/18	03/31/19
GAAP net income (loss), as reported	**$ 42,144**	**$ 2,779**	**$ 23,713**	**$ 26,974**	**$ 13,016**	**$ 46,033**	**$ 49,442**
(Income) loss from discontinued operations, net of tax	-	-	-	-	-	-	-
Interest expense	52,755	51,692	57,462	60,536	65,094	56,956	54,967
Interest income[1]	(943)	(994)	(1,017)	(1,082)	(747)	(499)	(1,022)
Provision (Benefit) for income taxes	17,844	8,607	9,470	11,308	16,879	9,095	3,673
Depreciation and amortization	8,522	14,158	10,436	10,923	9,873	9,996	9,995
Stock-based compensation expense	3,531	3,358	2,276	3,169	5,007	2,528	1,826
Acquisition, integration and restructuring related expenses[2]	342	7,245	572	3,655	8,475	(5,179)	1,208
Settlement fees and related administrative expenses[3]	-	-	-	-	-	-	-
Gain on fair value adjustments to contingent consideration[4]	-	(49)	(2,274)	(2,378)	-	(1,012)	-
Expenses related to withdrawn Cabot IPO[5]	-	15,339	2,984	-	-	-	-
Loss on derivatives in connection with Cabot Transaction[6]	-	-	-	6,578	2,737	-	-
Adjusted EBITDA	**$ 124,195**	**$ 102,135**	**$ 103,622**	**$ 119,683**	**$ 120,334**	**$ 117,918**	**$ 120,089**
Collections applied to principal balance[7]	159,408	150,788	198,282	185,799	199,457	175,476	201,328

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.
2) Amount represents acquisition, integration and restructuring related expenses (excluding amounts already included in the interest expense and stock-based compensation expense line items above). We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents litigation and government settlement fees and related administrative expenses for certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations, therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. Refer to Note 3 "Fair Value Measurement - Contingent Consideration" in the notes to our consolidated financial statements for further details.
5) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
7) Amount represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios.

encore CAPITAL GROUP
Better Solutions. Better Life.
25

RECONCILIATION OF ADJUSTED OPERATING EXPENSES RELATED TO PORTFOLIO PURCHASING AND RECOVERY BUSINESS

Reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses (Unaudited, In $ Thousands) Three Months Ended

	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	03/31/19
GAAP total operating expenses, as reported	**$ 210,323**	**$ 202,829**	**$ 253,246**	**$ 238,336**	**$ 246,314**	**$ 239,246**	**$ 232,834**	**$ 236,019**
Adjustments:								
Operating expenses related to non-portfolio purchasing and recovery business[1]	(26,984)	(28,934)	(41,164)	(46,614)	(56,052)	(45,980)	(45,069)	(46,082)
Acquisition, integration and restructuring related expenses[2]	(3,520)	(342)	(11,911)	(572)	(3,655)	(8,475)	5,179	(1,208)
Stock-based compensation expense	(2,760)	(3,531)	(3,358)	(2,276)	(3,169)	(5,007)	(2,528)	(1,826)
Net gain on fair value adjustments to contingent consideration[3]	2,773	---	49	2,274	2,378	---	1,012	---
Expenses related to withdrawn Cabot IPO[4]	---	---	(15,339)	(2,984)	---	---	---	---
Adjusted operating expenses related to portfolio purchasing and recovery business	**$ 179,832**	**$ 170,022**	**$ 181,523**	**$ 188,164**	**$ 185,816**	**$ 179,784**	**$ 191,428**	**$ 186,903**

1) Operating expenses related to non-portfolio purchasing and recovery business include operating expenses from other operating segments that primarily engage in fee-based business, as well as corporate overhead not related to our portfolio purchasing and recovery business.
2) Amount represents acquisition, integration and restructuring related operating expenses (excluding amounts already included in stock-based compensation expense). We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. Refer to Note 3 "Fair Value Measurement - Contingent Consideration" in the notes to our consolidated financial statements for further details.
4) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.

encore CAPITAL GROUP
Better Solutions. Better Life.
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IMPACT OF FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES (Unaudited, in millions, except per share amounts) Encore Consolidated Cabot (Europe) Three Months Ended Constant Three Months Ended Constant As Reported As Reported 3/31/19 Currency 3/31/19 Currency Revenue $347 $358 Revenue $135 $145 Operating expenses $236 $243 Collections $161 $172 Net income* $49 $51 ERC $3,700 $3,991 Adjusted income* $46 $48 GAAP EPS* $1.57 $1.63 Economic EPS* $1.46 $1.52 Collections $514 $527 ERC $7,276 $7,601 * from continuing operations attributable to Encore. Note: Constant Currency figures are calculated by employing Q1 2018 foreign currency exchange rates to recalculate Q1 2019 results. All constant currency values are calculated based on the average exchange rates during the respective periods, except for ERC, which is calculated using the changes in the period-ending exchange rates. Management refers to operating results on a constant currency basis so that the operating results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's operating performance. Constant currency financial results are calculated by translating current period financial results in local currency using the prior period’s respective currency conversion rate. Certain foreign subsidiaries’ local currency financial results in our calculation include the translation effect from their foreign operating results. 27

Q1 2019 IMPROVEMENT IN COST-TO-COLLECT PRIMARILY REFLECTS A HIGHER PROPORTION OF CALL CENTER & DIGITAL COLLECTIONS Overall Cost-to-Collect1 45% 41.5% 40.3% 39.6% 40% 37.5% 38.4% 38.5% 36.0% 36.4% Q1 2019 Q1 2018 35% Location CTC CTC 30% 25% United States 39.6% 43.6% 20% Europe 27.6% 27.4% 15% Other 51.2% 47.8% 10% Encore total 36.4% 38.5% 5% 0% 2017 2018 2017 2018 2017 2018 2018 2019 Q2 Q3 Q4 Q1 1. Cost-to-Collect = Adjusted operating expenses / collections. See appendix for reconciliation of Adjusted operating expenses to GAAP. 28